Exhibit  10.1


6/24/05

Paul  Daniel
1701  Mira  Vista  Ave
Santa  Barbara,  CA  93103

Dear  Paul,

On behalf of Newave, Inc. and its Board of Directors, I am pleased to offer to you the position of Chief Financial Officer. Your start date has been scheduled for July 11, 2005. This will be a very exciting and challenging opportunity in an expanding business environment, and your dedicated efforts will help us all to make it successful and rewarding as well.

The  material  terms  of  the  offer  are  set  forth  below:

Month  Salary:                $10,000.00
Performance  Bonus            10%  (after  1  year)
Stock  Options                250,000  warrants  with a $0.10 strike price which
                              vest  after  one  year  of  employment*
                              250,000  warrants  with  a  strike  price  of  the
                              closing bid price (on the date of hire) which vest
                              after  1  year  of  employment*
                              250,000  warrants  with  a  strike  price  of  the
                              closing bid price (on the date of hire) which vest
                              after  2  years  of  employment*
                              *All  options  and  warrants  fall  under  the
                              provisions  of  existing  management  "leak  out"
                              agreements
Health  Package               Full  medical,  dental  and  vision
Paid  Vacation                80  hours
Paid  Sick  Time              40  hours

Information regarding the health plans will be available to you from our Human Resources Department.

All employees of the company are "employees at will" unless subject to a specified signed written contract specifying employment for a particular term. Nothing herein or in any discussion leading to an offer may be construed as a contract or guarantee of employment for a definite period of time.

As a formal indication of your acceptance of this position, please sign the enclosed copy of this letter in the space below and return it to our offices. We are looking forward to working with you and achieving great success.


Sincerely,                              Acceptance  of  Offer:

/s/  Michael  Hill
------------------
Michael  Hill                              /s/  Paul  Daniel
                                           -----------------
CEO/President                              Paul  Daniel
Newave,  Inc.